UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 5, 2011 Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., DnB NOR Markets, Inc., RBS Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $750,000,000 principal amount of EPO’s 3.20% Senior Notes due 2016 (the “2016 Notes”) and $750,000,000 principal amount of EPO’s 5.95% Senior Notes due 2041 (the “2041 Notes,” and together with the 2016 Notes, the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for January 13, 2011.
     The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-168049 and 333-168049-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated January 4, 2011 relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) on January 5, 2011 pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 29, 2010, the “Prospectus”).
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership, EPO and OLPGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.
     The Prospectus provides that EPO expects to use net proceeds from the offering (i) to temporarily reduce borrowings under its multi-year revolving credit facility, (ii) to repay outstanding amounts on the maturity of its $450 million principal amount of senior notes due February 2011 and (iii) for general company purposes. Affiliates of certain of the Underwriters are lenders under EPO’s multi-year revolving credit facility and, accordingly, will receive a substantial portion of the proceeds from the offering of Notes. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.
     The Securities are being issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), as amended by the Twentieth Supplemental Indenture thereto (the “Supplemental Indenture”). The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which is filed as an exhibit hereto and incorporated herein by reference, and to the Supplemental Indenture, which will be filed upon execution thereof.
     On January 4, 2011 the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 4, 2011, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., DnB NOR Markets, Inc., RBS Securities Inc. and Scotia Capital (USA) Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Press Release dated January 4, 2011.

99.2	Description of Notes and Description of Debt Securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: January 6, 2011	By:	/s/ Michael J. Knesek

Michael J. Knesek Senior Vice President, Controller and Principal Accounting Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 4, 2011, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., DnB NOR Markets, Inc., RBS Securities Inc. and Scotia Capital (USA) Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Press Release dated January 4, 2011.

99.2	Description of Notes and Description of Debt Securities.